PIONEER
                            -----------------------
                                   STRATEGIC
                                     INCOME
                                      FUND

                                     Annual
                                     Report

                                    9/30/02

                           [PIONEER INVESTMENTS LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                           10
Financial Statements                              21
Notes to Financial Statements                     28
Report of Independent Auditors                    35
The Pioneer Family of Mutual Funds                36
Trustees, Officers and Service Providers          37
Retirement Plans from Pioneer                     42
Programs and Services for Pioneer Shareowners     44

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 9/30/02
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

Year-end - the logical time for a review

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Sincerely,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 9/30/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA APPEARED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                         51%
Convertible Corporate Bonds             14%
Foreign Government Bonds                13%
U.S. Government Agency Obligations       9%
U.S. Treasury Obligations                7%
Asset-Backed Securities                  4%
Supranational Bonds                      2%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA APPEARED AS A PIE CHART IN THE PRINTED MATERIAL]

Below BBB               50.2%
Treasury/Agency         26.6%
AAA                      0.7%
AA                       3.7%
A                        1.3%
BBB                     16.9%
Cash                     0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1. U.S. Treasury Notes, 3.5%, 1/15/11                             3.09%
 2. Government of Canada, 5.75%, 9/1/06                            2.66
 3. Government of France, 3.0%, 7/25/09                            2.34
 4. Council of Europe, 5.5%, 1/18/12                               1.94
 5. Government of Sweden, 8.0%, 8/15/07                            1.62
 6. U.S. Treasury Notes, 7.875%, 2/15/21                           1.47
 7. Forest City Enterprises, 8.5%, 3/15/08                         1.47
 8. Nykredit, 6.0%, 10/1/22                                        1.42
 9. U.S. Treasury Notes, 5.75%, 8/15/10                            1.42
10. Government National Mortgage Association, 6.0%, TBA 30 Yrs.    1.38

Fund holdings will vary for other periods.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/02                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/02   9/30/01
                 $8.95     $8.89

Distributions per Share   Income      Short-Term      Long-Term
(9/30/01 - 9/30/02)       Dividends   Capital Gains   Capital Gains
                          $0.6456         -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to the growth of the Lehman Brothers U.S. Universal Index and Lehman Brothers
Aggregate Bond Index. Pioneer believes the Lehman Brothers U.S. Universal Index is more representative of the Fund's holdings than the Lehman Brothers
Aggregate Bond Index and will compare Fund performance against this index in the future.

Average Annual Total Returns
(as of September 30, 2002)
                   Net Asset    Public Offering
Period               Value          Price*
Life-of-Class
(4/15/99)            4.38%          3.00%
1 Year               8.08%          3.21%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

                            Lehman Brothers   Lehman Brothers
        Pioneer Strategic   Aggregate Bond    U.S. Universal
          Income Fund*           Index             Index
4/30/99      $9,550             $10,000           $10,000
9/30/99      $9,314              $9,947            $9,936
9/30/00      $9,680             $10,642           $10,660
9/30/01     $10,209             $12,022           $11,924
9/30/02     $11,035             $13,055           $12,868

*Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions of net asset value.

+Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal
 Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

 Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/02                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/02   9/30/01
                 $8.86     $8.85

Distributions per Share   Income      Short-Term      Long-Term
(9/30/01 - 9/30/02)       Dividends   Capital Gains   Capital Gains
                          $0.616         -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund, compared to the growth of the Lehman Brothers U.S. Universal Index and Lehman Brothers Aggregate Bond Index. Pioneer believes the Lehman Brothers U.S. Universal Index is more representative of the Fund's holdings than the Lehman Brothers Aggregate Bond Index and will compare Fund performance against this index in the future.

Average Annual Total Returns
(as of September 30, 2002)
                   If        If
Period            Held    Redeemed*
Life-of-Class
(4/15/99)        3.70%    2.99%
1 Year           7.19%    3.19%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

                            Lehman Brothers   Lehman Brothers
        Pioneer Strategic   Aggregate Bond    U.S. Universal
          Income Fund*           Index             Index
4/30/99     $10,000             $10,000           $10,000
9/30/99      $9,741              $9,947            $9,936
9/30/00     $10,038             $10,642           $10,660
9/30/01     $10,526             $12,022           $11,924
9/30/02     $11,018             $13,055           $12,868

*Reflects deduction of the maximum applicable contingent deferred sales charge
 (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal
 Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

 Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/02                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/02   9/30/01
                 $8.83     $8.82

Distributions per Share   Income      Short-Term      Long-Term
(9/30/01 - 9/30/02)       Dividends   Capital Gains   Capital Gains
                          $0.6162        -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to the growth of the Lehman Brothers U.S. Universal Index and Lehman Brothers
Aggregate Bond Index. Pioneer believes the Lehman Brothers U.S. Universal Index is more representative of the Fund's holdings than the Lehman Brothers
Aggregate Bond Index and will compare Fund performance against this index in the future.

Average Annual Total Returns
(as of September 30, 2002)
                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(4/15/99)            3.68%         3.38%
1 Year               7.22%         6.13%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

                            Lehman Brothers   Lehman Brothers
        Pioneer Strategic   Aggregate Bond    U.S. Universal
          Income Fund*           Index             Index
4/30/99       $9,900            $10,000           $10,000
9/30/99       $9,670             $9,947            $9,936
9/30/00       $9,942            $10,642           $10,660
9/30/01      $10,432            $12,022           $11,924
9/30/02      $11,185            $13,055           $12,868

*Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. A 1% contingent deferred sales charge
 (CDSC) applies to redemptions made within one year of purchase.

+Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal
 Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

 Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/02
--------------------------------------------------------------------------------

Fears about the health of the U.S. economy and the reliability of corporate profits undercut the performance of domestic high-yield and investment-grade corporate bonds during the 12 months that ended September 30, 2002. In contrast, U.S. Treasuries performed strongly as investors sought out high-quality securities. At the same time, the U.S. dollar weakened against major foreign currencies, helping the returns of many higher-quality securities denominated in foreign currencies, including the euro. The following is an interview with Kenneth J. Taubes, head of Pioneer's fixed-income team. Mr. Taubes discusses the events and factors that influenced your Fund's performance over the 12-month period.

Q:  How did the Fund perform, Ken?

A: Performance was good, especially considering the problems in the domestic high-yield market in which we typically invest. For the 12 months ending September 30, 2002, Class A shares had a total return of 8.08%, while Class B shares had a return of 7.19% and Class C shares returned 7.22%, all at net asset value. During the same period, the Lehman Brothers U.S. Universal Bond Index returned 8.93%. The Fund continued to deliver an attractive yield. On September 30, 2002, the Fund's 30-day SEC yield was 7.35% for Class A shares.*

Q:  What were the main factors that influenced Fund performance?

A: The Fund's diversification among fixed-income sectors proved successful during the year. Investments in investment-grade foreign bonds had a major, positive influence on performance, as the U.S. dollar finally began to depreciate against foreign currencies. The holdings in euro-denominated, inflation-protected French government securities and in mortgage securities denominated in the Danish kroner, which is closely linked to the euro, performed particularly well, helped by both strengthening currencies and falling interest rates in Europe. In addition, brisk rallies by U.S. Treasury and mortgage securities also helped support fund performance.

    The strong performance by the higher-quality, foreign securities, U.S. Treasuries and mortgages helped diminish the impact of the deterioration in prices in the domestic high-yield bond market,

* The 30-day SEC yield as of 9/30/02 reflects the waiver of certain expenses by the investment adviser; without the waiver, the 30-day SEC yield would have been 6.05%.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    which was affected by many of the same worries about economic growth and corporate profitability that undermined U.S. equity prices during the period. Investment-grade corporate bonds also were hurt by these worries.

Q:  What were your principal strategies during the period?

A: We kept the Fund well diversified among different fixed-income sectors, adjusting allocations as conditions and opportunities changed. As the earnings outlook for domestic corporations weakened, we reduced our holdings in corporate high-yield bonds. The Fund's performance had benefited early in the fiscal year by our emphasis on the corporate, high-yield sector. But in the spring of 2002 we began to take some profits from our high-yield investments and move into other areas, including Treasuries and higher-quality foreign bonds. Late in the year, we started adding investments in bonds denominated in the Canadian dollar, which we think is poised to stabilize in value against the U.S. dollar, especially if global economic growth were to increase, as we currently expect.

    At the end of the fiscal year, on September 30, 2002, we had 41.4% of Fund assets invested in the domestic, high-yield corporate bond assets. While this is a substantial weighting, it is down significantly from the 49.7% allocation of one year earlier. We continued to underweight the problem-plagued telecommunications industry. International, investment-grade bonds accounted for 18.7% of assets on September 30, 2002, while emerging market debt comprised 9.1% of assets. Investment-grade U.S. corporate bonds accounted for another 14.5%, while U.S. Treasury and agency bonds comprised 7.1% of Fund assets and mortgage securities accounted for 8.7% of assets. Cash equivalents accounted for 0.5%.

    Average credit quality was BBB on September 30, 2002, and duration - or sensitivity to changes in interest rates - was 4.8 years.

Q: What type of investments helped performance, and what types were disappointing?

A: As we indicated, foreign securities helped performance significantly. In addition to the French and Danish bonds, we also invested in bonds denominated in the Swedish kroner and the

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/02                            (continued)
--------------------------------------------------------------------------------

    Australian and New Zealand dollars, all of which did well. In the emerging markets, we gained good performance from Russian securities, while our decision to underweight Latin America proved to be successful.

    The Fund's investment in long-term bonds issued by the publishing company Harcourt General was extremely successful. We bought these securities after the British publishing company Reed Elsevier announced its intention to acquire Harcourt-General. As questions about the merger were answered, the bonds experienced strong price gains. The greatest single disappointment was our investment in Eott Energy Partners bonds. Eott was a stand-alone company that had been spun-off by Enron prior to its difficulties. The bonds performed badly before we liquidated our position as the company's energy business deteriorated from its relationship with Enron. After we sold the bonds, Eott filed for bankruptcy protection. The Fund did not have any direct exposure to Enron.

Q: Fixed-income investments have outperformed equities for the past three years, leading some observers to worry about a growing risk in bond investments if the economy strengthens and interest rates begin to increase. How would this risk affect Strategic Income Fund?

A: The risk applies much less to Strategic Income Fund than to higher-grade, longer-duration funds, including many government funds. Strategic Income Fund features a balance of risks between credit-sensitive and interest-rate-sensitive securities, somewhat hedging the exposure to any one type of risk. Interest-rate increases typically occur when the economy is strengthening beyond investors' expectations. This would be an environment that should benefit a large part of the Fund because of its current emphasis on high-yield and investment-grade corporate bonds. Typically, the credit risks associated with corporate bonds tend to diminish during economic expansions, and these bonds outperform government bonds - sometimes even gaining in value.

Q:  What is your overall outlook?

A: We are becoming more optimistic, particularly about corporate bonds, which we emphasize.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    We believe the U.S. economy is strengthening, which should be good for domestic bonds, both high-yield and investment-grade. Economic activity showed healthy growth in the third quarter of 2002, and we anticipate a reasonable fourth quarter too. Meanwhile, the Federal Reserve continues to be accommodating, keeping short-term interest rates low. The weakening of the U.S. dollar on international currency exchanges should help U.S. manufacturing companies selling products overseas, and it also should be favorable for our holdings in investment-grade foreign securities.

    U.S. corporate earnings also appear to be improving and many companies have strengthened their balance sheets and improved their cash flow. We believe uncertainty about a possible war with Iraq and the spike-up in energy prices thus far have delayed a rebound in the corporate bond market, but we think the market may recover as the situation is clarified.

    We also see selective opportunities overseas. Asia, outside of Japan, looks attractive, while the prospect of a more accommodative monetary policy in Europe would be encouraging, given that the region's economic growth has been slow.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02
--------------------------------------------------------------------------------

Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                        Value
                            CONVERTIBLE CORPORATE BONDS - 13.9%
700,000       NR/NR         Advanced Energy Industries, Inc., 5.25%,
                             11/15/06                                      $   505,750
550,000       CCC+/NR       Affymetrix Inc., 5.0%, 10/1/06                     469,562
250,000       CCC+/NR       Affymetrix Inc., 4.75%, 2/15/07                    200,625
100,000       B/NR          Alpharma Inc., 3.0%, 6/1/06                         83,000
280,000       B-/Caa1       Aspen Technology, 5.25%, 6/15/05                   163,800
295,000       B-/B2         Benchmark Electric, 6.0%, 8/15/06                  238,581
550,000       NR/NR         Brooks Automation, 4.75%, 6/1/08                   398,062
680,000       CCC+/NR       Checkfree Holdings Corp., 6.5%, 12/1/06            578,000
575,000       BB-/Ba3       Commscope Inc., 4.0%, 12/15/06                     424,063
350,000       B-/NR         Conexant Systems Inc., 4.0%, 2/1/07                 98,438
100,000       NR/NR         Cubist Pharmaceuticals, Inc., 5.5%, 11/1/08         38,875
400,000       NR/NR         CV Therapeutics, 4.75%, 3/7/07                     284,000
740,000       B/Ba3         Cypress Semiconductor, 4.0%, 2/1/05                578,125
300,000       NR/NR         EMCORE Corp., 5.0%, 5/15/06                        123,375
215,000       B-/B2         Getty Images Inc., 5.0%, 3/15/07                   184,094
130,000       BB+/Ba2       Hilton Hotels, 5.0%, 5/15/06                       118,950
100,000       NR/NR         HNC Software, Inc., 5.25%, 9/1/08 (144A)            92,625
400,000       CCC/NR        Human Genome, 3.75%, 3/15/07                       264,000
452,000       BBB-/Baa3     Inco Limited, 7.75%, 3/15/16                       450,870
250,000       NR/NR         Invitrogen Corp., 5.5%, 3/1/07                     225,938
350,000       NR/NR         Ivax Corp., 4.5%, 5/15/08                          269,062
200,000       B/NR          Lennox International, 6.25%, 6/1/09 (144A)         207,000
875,000       B/NR          Lam Research Corp., 4.0%, 6/1/06                   670,469
200,000       B/B1          LSI Logic, 4.0%, 2/15/05                           167,250
500,000       B/B2          Phototronics Inc., 4.75%, 12/15/06                 354,375
272,000       B+/B2         Quantum Corp., 7.0%, 8/1/04                        209,440
230,000       NR/NR         Radisys Corp., 5.5%, 8/15/07                       187,162
575,000       BBB-/Ba1      SCI Systems Inc., 3.0%, 3/15/02                    342,125
255,000       B+/B3         Tower Automotive Inc., 5.0%, 8/1/04                225,994
305,000       B-/NR         Triquint Semiconductor, 4.0%, 3/1/07               226,844
845,000       NR/NR         Veeco Instruments, 4.125%, 12/21/08                565,094
695,000       NR/NR         Vertex Pharmecticals, 5.0%, 9/19/07                507,350
                                                                           -----------
                            TOTAL CONVERTIBLE CORPORATE BONDS
                            (Cost $10,412,849)                             $ 9,452,898
                                                                           -----------

10   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                                  Value
                               ASSET BACKED SECURITIES - 3.7%
DKK 1,844,734    AA-/Aa2       Nykredit, 5.0%, 10/1/19                                  $   241,359
DKK 7,129,137    AA-/Aa2       Nykredit, 6.0%, 10/1/22                                      962,100
DKK 3,030,965    AA/Aa2        Nykredit, 6.0%, 10/1/29                                      405,229
DKK 4,670,864    AA/Aa2        Nykredit, 6.0%, 10/1/32                                      621,341
DKK 2,165,578    AA/Aa2        Nykredit, 7.0%, 10/1/32                                      295,161
                                                                                        -----------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $2,336,653)                                        $ 2,525,190
                                                                                        -----------
                               CORPORATE BONDS - 50.7%
                               Energy - 6.2%
                               Integrated Oil & Gas - 0.9%
      600,000    BBB-/Baa1     PEMEX Master Trust, 7.875%, 2/1/09 (144A)                $   603,000
                                                                                        -----------
                               Oil & Gas Drilling - 2.7%
      350,000    B-/B2         Baytex Energy, Ltd., 10.5%, 2/15/11                      $   360,500
      500,000    NR/B2         Cia Pertolifera Marlim, 12.25%, 9/26/08 (144A)               355,000
      225,000    B+/B1         Parker Drilling Co., 9.75%, 11/15/06                         216,000
      600,000    BBB/Baa3      Seacor Smit Inc., 5.875%, 10/1/12                            598,418
      430,000    B/B2          Trico Marine Services, 8.875%, 5/15/12                       369,800
                                                                                        -----------
                                                                                        $ 1,899,718
                                                                                        -----------
                               Oil & Gas Exploration & Production - 0.9%
      250,000    B+B2          Compton Petroleum Corp., 9.9%, 5/15/09 (144A)            $   255,000
      300,000    B+/B2         Nuevo Energy Co., 9.5%, 6/1/08                               297,750
       70,000    B+/B2         Nuevo Energy Co., 9.375%, 10/1/10                             69,300
                                                                                        -----------
                                                                                        $   622,050
                                                                                        -----------
                               Oil & Gas Refining Marketing & Transportation - 1.7%
      825,000    BB/Ba2        Plains All America Pipeline, 7.75%, 10/15/12
                                 (144A)                                                 $   833,250
      225,000    BB-/B1        Tesoro Petroleum Corp., 9.625%, 11/1/08                      132,750
      250,000    B+/B2         Tesoro Escrow Corp., 9.625%, 4/1/12 (144A)                   140,000
                                                                                        -----------
                                                                                        $ 1,106,000
                                                                                        -----------
                               Total Energy                                             $ 4,230,768
                                                                                        -----------
                               Materials - 9.8%
                               Commodity Chemicals - 1.6%
      250,000    B+/B2         Lyondell Petrochemical Co., 10.875%, 5/1/09              $   198,125
      200,000    BB/Ba3        Lyondell Petrochemical Co., 9.875%, 5/1/07                   185,000
      700,000    BBB-Ba1       Methanex Corp., 8.75%, 8/15/12                               724,500
                                                                                        -----------
                                                                                        $ 1,107,625
                                                                                        -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02                                    (continued)
--------------------------------------------------------------------------------

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                         Value
                                Diversified Chemicals - 0.6%
EURO   300,000    B-/Caa1       Huntsman ICI Chemicals LLC, 10.125%, 7/01/09    $   219,303
EURO   270,000    B+/Caa1       Huntsman ICI Chemicals LLC, 10.125%, 7/01/09        197,372
                                                                                -----------
                                                                                $   416,675
                                                                                -----------
                                Diversified Metals & Mining - 2.6%
       135,000    B-/B3         Freeport-McMoran Copper & Gold, 7.5%,
                                 11/15/06                                       $   120,825
       450,000    B-/B3         Freeport-McMoran Copper & Gold, 7.2%,
                                 11/15/26                                           432,000
       500,000    BBB/Ba1       Kennametal Inc., 7.2%, 6/15/12                      527,036
       350,000    BBB-Baa3      Phelps Dodge Corp., 8.75%, 6/1/11                   356,075
       300,000    BBB-/Baa3     Phelps Dodge Corp., 9.50%, 6/1/31                   289,942
                                                                                -----------
                                                                                $ 1,725,878
                                                                                -----------
                                Metal & Glass Containers - 1.2%
       570,000    B+/B2         Greif Brothers Corp., 8.875%, 8/1/12 (144A)     $   567,150
       200,000    B/B1          Silgan Holdings, 9.0%, 6/1/09 (144A)                206,500
                                                                                -----------
                                                                                $   773,650
                                                                                -----------
                                Paper Packaging - 1.8%
       350,000    BBB-/Baa3     Abitibi-Consolidated, Inc., 6.95%, 12/15/06     $   354,677
       210,000    B+/B1         Fibermark Inc., 10.75%, 4/15/11                     204,750
       150,000    B+/B1         Fibermark Inc., 9.375%, 10/15/06                    143,250
       150,000    B+/B2         Graphic Packaging Corp., 8.625%,
                                 2/15/12 (144A)                                     150,750
       180,000    B/B2          Stone Container Corp., 9.75%, 2/1/11                187,200
       200,000    B/B2          Stone Container Corp., 8.375%, 7/1/12 (144A)        199,000
                                                                                -----------
                                                                                $ 1,239,627
                                                                                -----------
                                Paper Products - 0.3%
       225,000    D/Ca          APP China Group, 14.0%, 3/15/10 (144A)*         $    65,250
       200,000    B+/Ba2        Corp. Durango SA de CV, 13.125%, 8/1/06             160,000
                                                                                -----------
                                                                                $   225,250
                                                                                -----------
                                Specialty Chemicals - 1.7%
       500,000    BBB-/Baa3     Ferro Corp., 7.125%, 4/1/28                     $   428,343
       500,000    BB+/Baa3      Polyone Corp., 8.875%, 5/1/12                       473,081
       250,000    BB/Ba2        Reliance Industries, 10.50%, 8/6/46 (144A)          272,940
                                                                                -----------
                                                                                $ 1,174,364
                                                                                -----------
                                Total Materials                                 $ 6,663,069
                                                                                -----------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                        Value
                            Capital Goods - 3.6%
                            Building Products - 0.6%
   225,000    B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09      $   226,406
   200,000    B+/B1         Nortek Inc., 9.125%, 9/1/07                        201,000
                                                                           -----------
                                                                           $   427,406
                                                                           -----------
                            Industrial Machinery - 3.0%
   610,000    B+/B2         Intermet Corp., 9.75%, 6/15/09                 $   579,500
   725,000    BB+/Ba2       JLG Industries Inc., 8.375%, 6/15/12 (144A)        674,250
   500,000    B+/B2         Manitowoc Co., Inc., 10.5%, 8/1/12 (144A)          522,500
   250,000    B+/B3         NMHG Holding Co., 10.0%, 5/15/09                   252,500
                                                                           -----------
                                                                           $ 2,028,750
                                                                           -----------
                            Total Capital Goods                            $ 2,456,156
                                                                           -----------
                            Commercial Services & Supplies - 0.5%
                            Environmental Services - 0.5%
   350,000    B-/B3         IESI Corp., 10.25%, 6/15/12 (144A)             $   336,000
                                                                           -----------
                            Total Commercial Services & Supplies           $   336,000
                                                                           -----------
                            Transportation - 2.0%
                            Air Freight & Couriers - 0.8%
   500,000    BB-/B1        Petroleum Helicopter, 9.375%, 5/1/09           $   516,250
                                                                           -----------
                            Airlines - 0.2%
   225,000    B/B2          Northwest Airlines Inc., 8.52%, 4/7/04         $   146,250
                                                                           -----------
                            Transportation - 1.0%
   600,000    BB-/B1        TFM SA De CV, 11.75%, 6/15/09                  $   576,000
   150,000    BB-/B1        TFM SA De CV, 12.5%, 6/15/12 (144A)                145,500
                                                                           -----------
                                                                           $   721,500
                                                                           -----------
                            Total Transportation                           $ 1,384,000
                                                                           -----------
                            Automobiles & Components - 1.2%
                            Auto Parts & Equipment - 1.2%
   250,000    B/B3          Asbury Auto Group, 9.0%, 6/15/12               $   225,000
   300,000    BBB-Ba1       Cummins Inc., 7.125%, 3/1/28                       227,275
   350,000    B+/B1         Dura Operations Corp., 6.25%, 4/15/12              346,500
                                                                           -----------
                            Total Automobiles & Components                 $   798,775
                                                                           -----------
                            Consumer Durables & Apparel - 0.2%
                            Photographic Products - 0.2%
   285,000    B/Ba2         Xerox Corp., 8.0%, 2/1/27                      $   108,300
                                                                           -----------
                            Total Consumer Durables & Apparel              $   108,300
                                                                           -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02                                    (continued)
--------------------------------------------------------------------------------

Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                       Value
                            Hotels Restaurants & Leisure - 1.9%
                            Hotels, Resorts & Cruise Lines - 1.9%
   850,000    B/B2          John Q Hamons Hotels, 8.875%, 5/15/12         $   818,125
   500,000    BBB-/Ba1      Starwood Hotels & Resorts, 7.875%, 5/1/12
                             (144A)                                           486,250
                                                                          -----------
                            Total Hotels Restaurants & Leisure            $ 1,304,375
                                                                          -----------
                            Media - 3.6%
                            Broadcasting & Cable TV - 2.1%
   475,000    BB+/Ba1       British Sky Broadcasting, 8.2%, 7/15/09       $   482,125
   750,000    BBB/Baa2      Cox Communications, 7.125%, 10/1/12               748,087
   300,000    B+/B1         Echostar DBS, 9.125%, 1/15/09 (144A)              282,000
                                                                          -----------
                                                                          $ 1,512,212
                                                                          -----------
                            Movies & Entertainment - 0.7%
   300,000    BBB+/Baa1     AOL Time Warner, Inc., 6.875%, 5/1/12         $   273,000
   200,000    B/B3          Premier Parks, Inc., 9.75%, 6/15/07               175,000
                                                                          -----------
                                                                          $   448,000
                                                                          -----------
                            Publishing - 0.8%
   230,000    A-/Baa1       Harcourt General Inc., 7.3%, 8/1/97           $   242,928
   250,000    BBB-/Baa3     News America Holdings, 8.5%, 2/23/25              272,703
                                                                          -----------
                                                                          $   515,631
                                                                          -----------
                            Total Media                                   $ 2,475,843
                                                                          -----------
                            Retailing - 2.3%
                            Apparel Retail - 0.2%
   150,000    BBB/Baa2      Jones Apparel Group Inc., 7.875%, 6/15/06     $   172,273
                                                                          -----------
                            Catalog Retail - 0.4%
   340,000    B+/B1         Vicap SA, 11.375%, 5/15/07                    $   289,000
                                                                          -----------
                            Department Stores - 0.2%
   175,000    BBB-/Ba2      JC Penney Co., 7.625%, 3/1/97                 $   131,250
                                                                          -----------
                            General Merchandise Stores - 0.3%
   250,000    B+/B2         Shopko Stores, Inc., 9.25%, 3/15/22           $   190,000
                                                                          -----------
                            Home Improvement Retail - 0.4%
   235,000    B+/B2         Scott's Corp., 8.625%, 1/15/09                $   244,400
                                                                          -----------
                            Specialty Stores - 0.8%
   610,000    BBB-/Baa3     Grupo Elektra SA, 12.0%, 4/1/08 (144A)        $   549,000
                                                                          -----------
                            Total Retailing                               $ 1,575,923
                                                                          -----------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                               Value
                                Food & Drug Retailing - 1.6%
                                Food Distributors - 0.9%
       110,000    B-/B3         Fisher Scientific International Inc., 9.0%, 2/1/08    $   113,025
        90,000    B-/B3         Fisher Scientific International Inc., 9.0%, 2/1/08         92,475
       500,000    B/B3          Wesco Distribution Inc., 9.125%, 6/1/08                   430,000
                                                                                      -----------
                                                                                      $   635,500
                                                                                      -----------
                                Food Retail - 0.7%
       525,000    BBB-/Ba1      Dole Food Co., 7.25%, 5/1/09                          $   472,515
                                                                                      -----------
                                Total Food & Drug Retailing                           $ 1,108,015
                                                                                      -----------
                                Food Beverage & Tobacco - 2.1%
                                Food Beverage & Tobacco - 1.1%
       725,000    NR/NR         Chiquita Brands International, 10.56%, 3/15/09        $   746,750
                                                                                      -----------
                                Soft Drinks - 1.0%
       910,000    BBB-/Baa3     CIA Brasil de Bebidas, 10.50%, 12/15/11 (144A)        $   655,200
                                                                                      -----------
                                Total Food Beverage & Tobacco                         $ 1,401,950
                                                                                      -----------
                                Health Care Equipment & Supplies - 2.7%
                                Health Care Distributors & Services - 1.8%
       500,000    BB-/B2        Biovail Corp., 7.875%, 4/1/10                         $   495,000
       300,000    BB/Ba3        Healthsouth Corp., 7.625%, 6/1/12 (144A)                  208,500
       525,000    B+/B3         PacificCare Health Systems, 10.75%, 6/1/09                518,437
                                                                                      -----------
                                                                                      $ 1,221,937
                                                                                      -----------
                                Health Care Equipment - 0.6%
       140,000    BBB/Baa3      Beckman Instruments, Inc., 7.05%, 6/1/26              $   158,878
       200,000    B/B2          Bio-Rad Laboratories, Inc., 11.625%, 2/15/07              222,000
                                                                                      -----------
                                                                                      $   380,878
                                                                                      -----------
                                Health Care Facilities - 0.3%
       200,000    BBB-/Ba1      Columbia HCA Healthcare Corp., 7.25%, 5/20/08         $   213,892
                                                                                      -----------
                                Total Health Care Equipment & Supplies                $ 1,816,707
                                                                                      -----------
                                Banks - 1.0%
EURO    25,000    A/A3          Andina de Fomento, 4.75%, 5/6/04, (144A)              $    24,848
       265,000    BBB-/Baa2     Capital One Bank, 6.875%, 2/1/06                          248,952
       100,000    A/A1          Dresdner Funding Trust, 8.151%, 6/30/31 (144A)            104,315
EURO   100,000    AAA/Aaa       KFW International Finance, Floating Rate, 8/1/05          103,492
       210,000    NR/A3         Skandinaviska Enskilda Bank, 8.125%,
                                 9/6/49 (144A)                                            238,863
                                                                                      -----------
                                                                                      $   720,470
                                                                                      -----------
                                Total Banks                                           $   720,470
                                                                                      -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02                                    (continued)
--------------------------------------------------------------------------------

Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                            Value
                            Diversified Financials - 1.7%
                            Consumer Finance - 0.8%
   320,000    BBB/Baa3      GATX Financial Corp., 8.875%, 6/1/09               $   290,478
   200,000    BBB+/A2       General Motors Acceptance Corp., 8.0%, 11/1/31         193,855
                                                                               -----------
                                                                               $   484,333
                                                                               -----------
                            Diversified Financial Services - 0.9%
   250,000    BBB-/Ba1      Health Care REIT, Inc., 7.5%, 8/15/07              $   265,452
   325,000    BBB-/Ba2      Health Care REIT, Inc., 8.0%, 9/12/12                  336,212
                                                                               -----------
                                                                               $   601,664
                                                                               -----------
                            Total Diversified Financials                       $ 1,085,997
                                                                               -----------
                            Real Estate - 4.3%
                            Real Estate - 1.0%
   690,000    B+/Ba3        Crescent Real Estate, 9.25%, 4/15/09 (144A)        $   686,550
                                                                               -----------
                            Real Estate Investment Trusts - 3.3%
   285,000    B-/B3         BF Saul REIT, 9.75%, 4/1/08                        $   282,150
 1,000,000    BB-/Ba3       Forest City Enterprises, 8.5%, 3/15/08                 995,000
   200,000    BBB/Baa3      Mack-Cali Realty Corp., 7.25%, 3/15/09                 224,036
   710,000    B+/B1         Meristar Hospitality Operations Finance Corp.,
                             10.5%, 6/15/09 (144A)                                 688,700
                                                                               -----------
                                                                               $ 2,189,886
                                                                               -----------
                            Total Real Estate                                  $ 2,876,436
                                                                               -----------
                            Technology Hardware & Development - 2.8%
                            Electronic Equipment & Instruments - 1.1%
   520,000    BB-/Ba2       Ingram Micro Inc., 9.875%, 8/15/08 (144A)          $   533,000
   300,000    B-/Ba3        Vestel Electronics Finance, 11.5%,
                             5/14/07 (144A)                                        237,000
                                                                               -----------
                                                                               $   770,000
                                                                               -----------
                            Semiconductors - 0.8%
   530,000    B/B2          Fairchild Semiconductor, 10.375%, 10/1/07          $   545,900
                                                                               -----------
                            Telecommunications Equipment - 0.9%
   300,000    BB-/Ba3       L-3 Communication Corp., 7.625%,
                             6/15/12 (144A)                                    $   310,500
   230,000    B+/Ba3        L-3 Communication Holdings Corp., 8.5%, 5/15/08        238,050
   200,000    B+/B2         Lucent Technologies Inc., 5.5%, 11/15/08                69,000
   100,000    B+/B2         Lucent Technologies Inc., 6.45%, 3/15/29                29,500
                                                                               -----------
                                                                               $   647,050
                                                                               -----------
                            Total Technology Hardware & Development            $ 1,962,950
                                                                               -----------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                            Value
                            Telecommunication Services - 2.1%
                            Wireless Telecommunication Services - 2.1%
   200,000    B/B3          Crown Castle International Corp., 9.0%, 5/15/11    $   121,000
   600,000    B+/Ba3        Mobile Telesystems Finance, 10.95%,
                             12/21/04 (144A)                                       612,000
   700,000    B+/B2         PTC International Finance, 11.25%, 12/1/09             708,783
                                                                               -----------
                            Total Telecommunication Services                   $ 1,441,783
                                                                               -----------
                            Utilities - 1.1%
                            Electric Utilities - 1.0%
   200,000    BBB-/Baa3     Great Lakes Power Inc., 8.3%, 3/1/05               $   214,020
   500,000    BBB+/Baa1     Public Services Company of Colorado,
                             7.875%, 10/1/12                                       500,474
                                                                               -----------
                                                                               $   714,494
                                                                               -----------
                            Multi-Utilities & Unregulated Power - 0.1%
   190,000    B+/Ba1        Calpine Corp., 8.75%, 10/15/07                     $    59,892
                                                                               -----------
                            Total Utilities                                    $   774,386
                                                                               -----------
                            TOTAL CORPORATE BONDS
                            (Cost $35,623,417)                                 $34,521,903
                                                                               -----------
                            U.S. GOVERNNMENT AND AGENCY
                            OBLIGATIONS - 16.2%
   100,000                  Federal Home Loan Mortgage Corp., 6.5%,
                             9/1/32                                            $   103,801
 1,000,000                  Federal National Mortgage Association, 6.375%,
                             8/15/07                                               565,309
    97,244                  Federal National Mortgage Association, 6.0%,
                             2/1/32                                                100,030
   363,501                  Federal National Mortgage Association, 6.5%,
                             4/1/29 to 3/1/32                                      376,999
   360,654                  Federal National Mortgage Association, 7.0%,
                             5/1/28 to 7/1/31                                      376,730
    68,027                  Federal National Mortgage Association, 7.5%,
                             1/1/28 to 6/1/30                                       71,970
   900,000                  Government National Mortgage Association, 6.0%,
                             TBA 30 YRS                                            931,500
 2,209,830                  Government National Mortgage Association, 6.5%,
                             1/20/28 to 8/15/32                                  2,306,794
 1,096,572                  Government National Mortgage Association, 7.0%,
                             1/20/29 to 6/15/31                                  1,151,168

The accompanying notes are an integral part of these financial statements.   17

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02                                    (continued)
--------------------------------------------------------------------------------

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                             Value
                                U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                (continued)
        75,280                  Government National Mortgage Association, 7.5%,
                                 9/15/27 to 8/15/29                                 $    80,003
         7,778                  Government National Mortgage Association, 8.0%,
                                 12/15/29                                                 8,349
     1,825,000                  U.S. Treasury Notes, 3.5%, 1/15/11                    2,090,828
       250,000                  U.S. Treasury Notes, 4.875%, 2/15/12                    275,439
       825,000                  U.S. Treasury Notes, 5.75%, 8/15/10                     958,902
       350,000                  U.S. Treasury Notes, 6.125%, 8/15/29                    418,893
       100,000                  U.S. Treasury Notes, 6.25%, 5/15/30                     122,008
       715,000                  U.S. Treasury Notes, 7.875%, 2/15/21                    995,079
                                                                                    -----------
                                TOTAL U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS
                                (Cost $10,348,842)                                  $10,933,802
                                                                                    -----------
                                FOREIGN GOVERNMENT BONDS - 12.7%
       250,000    B+/B1         Federal Republic of Brazil, 3.063%, 4/15/24         $   134,375
     2,680,000    AAA/Aaa       Government of Canada, 5.75%, 9/1/06                   1,802,014
     1,180,000    AAA/Aaa       Government of Canada, 6.0%, 6/1/11                      805,327
EURO 1,497,000    AAA/Aaa       Government of France, 3.0%, 7/25/09                   1,585,292
     8,830,000    AAA/NA        Government of Sweden, 8.0%, 8/15/07                   1,094,198
     6,330,000    AAA/NA        Kingdom of Sweden, 3.5%, 12/1/15                        759,442
     1,248,000    BBB-/Baa3     Mexican United States, 8.25%, 2/24/09                   630,746
       230,000    BB-/B1        Republic of Brazil, 9.625%, 7/15/05                     146,625
       140,000    BB-/B1        Republic of Brazil, 11.0%, 1/11/12                       63,000
     1,005,000    BB/Ba2        Republic of Columbia, 11.375%, 1/31/08                  793,735
       682,000    A-/A2         Republic of South Africa, 13.0%, 8/31/10                 68,755
       175,000    BBB-/Baa3     Republic of Trinidad & Tobago, 9.75%, 7/1/20
                                     (144A)                                             203,875
       750,000    BB-/Ba3       Russian Federation, 5.0%, 3/31/30                       527,625
                                                                                    -----------
                                TOTAL FOREIGN GOVERNMENT BONDS
                                (Cost $8,284,173)                                   $ 8,615,009
                                                                                    -----------
                                SUPERNATIONAL BONDS - 2.4%
     2,447,000    NR/Aaa        Council of Europe, 5.5%, 1/18/12                    $ 1,316,038
 NZD   692,000    AAA/Aaa       International Finance Corp., 6.75%, 7/15/09             331,850
                                                                                    -----------
                                TOTAL SUPERNATIONAL BONDS
                                (Cost $1,605,867)                                   $ 1,647,888
                                                                                    -----------


18   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           S&P/Moody's
           Ratings
Shares     (unaudited)                                                 Value
                         RIGHTS/WARRANTS - 0.0%
 225                     Asia Pulp & Paper, 3/15/05*             $         -
                                                                 -----------
                         TOTAL WARRANTS
                         (Cost $0)                               $         -
                                                                 -----------

Principal
Amount
USD ($)
                   TEMPORARY CASH INVESTMENT - 0.4%
                   Security Lending Collateral - 0.4%
 305,626           Securities Lending Investment Fund, 1.85%     $   305,626
                                                                 -----------
                   TOTAL TEMPORARY CASH INVESTMENT               $   305,626
                                                                 -----------
                   TOTAL INVESTMENTS IN SECURITIES AND
                   TEMPORARY CASH INVESTMENT - 100.0%
                   (Cost $68,917,427)(a)(b)(c)                   $68,002,316
                                                                 -----------

*    Non-income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2002, the value of these securities amounted to $11,295,566 or 16% of total net assets.

TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principle amount and no definite maturity date period. The actual principle amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

 (a) At September 30, 2002, the net unrealized loss on investments, based on cost for federal income tax purposes of $68,924,347 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                              $1,987,731

     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                              (2,909,762)
                                                                            ----------
     Net unrealized loss                                                    $ (922,031)
                                                                            ----------

 (b) At September 30, 2002, the Fund had a capital loss carryforward of $863,664 which will expire between 2007 and 2010 if not utilized.

 (c) The Fund has elected to defer approximately $261,141 of capital losses recognized between November 1, 2001 and September 30,
     2002 to its fiscal year ending September 30, 2003.

Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02                                    (continued)
--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2002 were

                                 Purchases        Sales
                                -----------     ----------
Long-term U.S. Government       $ 6,039,013     $1,239,351
Other Long-term Securities      $55,372,655     $9,975,611

Note: Principal amounts are denominated in US dollars unless otherwise denoted.
DKK  Danish kroner.                NZD  New Zealand dollar.
EURO Euro.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
BALANCE SHEET 9/30/02
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of $297,244 and temporary cash investment of $305,626)
     (cost $68,917,427)                                              $68,002,316
  Cash                                                                 1,615,879
  Foreign currencies, at value (cost $358,739)                           360,127
  Receivables -
      Investments securities sold                                        321,710
      Fund shares sold                                                 2,118,355
      Interest                                                         1,428,183
  Other                                                                       69
                                                                     ------------
        Total assets                                                 $73,846,639
                                                                     ------------
LIABILITIES:
  Payables -
      Investment securities purchased                                $ 2,522,985
      Fund shares repurchased                                            132,206
      Dividends                                                          175,356
      Upon return of securities loaned                                   305,626
  Due to affiliates                                                       68,403
  Accrued expenses                                                        59,876
                                                                     ------------
        Total liabilities                                            $ 3,264,452
                                                                     ------------
NET ASSETS:
  Paid-in capital                                                    $72,692,320
  Distributions in excess of net investment income                       (65,200)
  Accumulated net realized loss on investments and foreign
     currency transactions                                            (1,131,725)
  Net unrealized loss on investments                                    (915,111)
  Net unrealized gain on forward foreign currency contracts
     and other assets and liabilities denominated in foreign
     currencies                                                            1,903
                                                                     ------------
        Total net assets                                              $70,582,187
                                                                     ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $31,815,368/3,555,383 shares)                    $      8.95
                                                                     ------------
  Class B (based on $19,601,368/2,212,648 shares)                    $      8.86
                                                                     ------------
  Class C (based on $19,165,451/2,170,533 shares)                    $      8.83
                                                                     ------------
MAXIMUM OFFERING PRICE:
  Class A ($8.95 [divided by] 95.50%)                                $      9.37
                                                                     ------------
  Class C ($8.83 [divided by] 99.00%)                                $      8.92
                                                                     ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 9/30/02

INVESTMENT INCOME:
  Interest                                                     $2,655,564
  Income from securities loaned, net                                   96
                                                               ----------
                                                                             $2,655,660
                                                                             ----------
EXPENSES:
  Management fees                                              $  246,383
  Transfer agent fees
     Class A                                                       49,366
     Class B                                                       42,051
     Class C                                                       24,743
  Distribution fees
     Class A                                                       37,432
     Class B                                                      111,577
     Class C                                                       64,844
  Administrative fees                                              41,963
  Custodian fees                                                   18,532
  Registration fees                                                47,839
  Professional fees                                                42,813
  Printing                                                         33,020
  Fees and expenses of nonaffiliated trustees                       7,024
  Miscellaneous                                                     6,086
                                                               ----------
     Total expenses                                                          $  773,673
     Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                  (318,989)
     Less fees paid indirectly                                                   (2,879)
                                                                             ----------
     Net expenses                                                            $  451,805
                                                                             ----------
       Net investment income                                                 $2,203,855
                                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments                                               $ (164,421)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies               17,018    $ (147,403)
                                                               ----------    ----------
  Change in net unrealized gain (loss) from:
     Investments                                               $ (560,225)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                  745    $ (559,480)
                                                               ----------    ----------
     Net loss on investments and foreign currency
       transactions                                                          $ (706,883)
                                                                             ----------
     Net increase in net assets resulting from operations                    $1,496,972
                                                                             ----------

22   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 9/30/02 and 9/30/01

                                                             Year Ended         Year Ended
                                                               9/30/02            9/30/01
FROM OPERATIONS:
 Net investment income                                    $ 2,203,855        $ 1,319,153
 Net realized gain (loss) on investments and foreign
  currency transactions                                      (147,403)          (394,684)
 Change in net unrealized gain (loss) on investments
  and foreign currency transactions                          (559,480)          (130,858)
                                                          -----------        -----------
   Net increase in net assets resulting from
     operations                                           $ 1,496,972        $   793,611
                                                          -----------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
  Class A ($0.65 and $0.65 per share, respectively)       $(1,055,275)       $  (626,364)
  Class B ($0.62 and $0.63 per share, respectively)          (749,003)          (466,720)
  Class C ($0.62 and $0.61 per share, respectively)          (422,548)           (72,903)
 Tax return of capital:
  Class A ($0.00 and $0.07 per share, respectively)                 -            (74,622)
  Class B ($0.00 and $0.07 per share, respectively)                 -            (57,729)
  Class C ($0.00 and $0.07 per share, respectively)                 -             (9,264)
                                                          -----------        -----------
   Total distributions to shareowners                     $(2,226,826)       $(1,307,602)
                                                          -----------        -----------
FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                         $65,410,880        $ 8,076,491
 Reinvestment of distributions                              1,184,444            884,995
 Cost of shares repurchased                               (13,997,949)        (6,357,681)
                                                          -----------        -----------
   Net increase in net assets resulting from fund
     share transactions                                   $52,597,375        $ 2,603,805
                                                          -----------        -----------
   Net increase in net assets                             $51,867,521        $ 2,089,814
NET ASSETS:
 Beginning of year                                         18,714,666         16,624,852
                                                          -----------        -----------
 End of year (including distributions in excess of net
  investment income of $65,200 and $130,584,
  respectively)                                           $70,582,187        $18,714,666
                                                          -----------        -----------



The accompanying notes are an integral part of these financial statements.   23

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------
For the Years Ended 9/30/02 and 9/30/01

                                    '02 Shares       '02 Amount      '01 Shares       '01 Amount
CLASS A
Shares sold                        3,215,266      $29,183,052          354,339     $3,233,988
Reinvestment of distributions         76,975          696,545           60,782        553,803
Less shares repurchased             (827,197)      (7,468,508)        (311,917)    (2,840,682)
                                   ---------      ------------        --------     ----------
  Net increase                     2,465,044      $22,411,089          103,204     $  947,109
                                   ---------      ------------        --------     ----------
CLASS B
Shares sold                        1,756,438      $15,791,626          383,470     $3,495,599
Reinvestment of distributions         36,304          326,220           32,434        294,619
Less shares repurchased             (404,276)      (3,623,071)        (340,588)    (3,102,058)
                                   ---------      ------------        --------     ----------
  Net increase                     1,388,466      $12,494,775           75,316     $  688,160
                                   ---------      ------------        --------     ----------
CLASS C
Shares sold                        2,282,682      $20,436,202          149,314     $1,346,904
Reinvestment of distributions         18,089          161,679            4,044         36,573
Less shares repurchased             (325,730)      (2,906,370)         (45,368)      (414,941)
                                   ---------      ------------        --------     ----------
  Net increase                     1,975,041      $17,691,511          107,990     $  968,536
                                   ---------      ------------        --------     ----------

24   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/02
--------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                                              9/30/02
CLASS A
Net asset value, beginning of period                                                         $  8.89
                                                                                             -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  0.66
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       0.05
                                                                                             -------
  Net increase (decrease) from investment operations                                         $  0.71
Distributions to shareowners:
 Net investment income                                                                         (0.65)
 Tax return of capital                                                                             -
                                                                                             -------
Net increase (decrease) in net asset value                                                   $  0.06
                                                                                             -------
Net asset value, end of period                                                               $  8.95
                                                                                             -------
Total return*                                                                                   8.08%
Ratio of net expenses to average net assets+                                                    0.94%
Ratio of net investment income to average net assets+                                           7.14%
Portfolio turnover rate                                                                           34%
Net assets, end of period (in thousands)                                                     $31,815
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   1.92%
 Net investment income                                                                          6.18%
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   0.94%
 Net investment income                                                                          7.16%

                                                                                                                        4/15/99
                                                                                            Year Ended   Year Ended       to
                                                                                              9/30/01      9/30/00      9/30/99
CLASS A
Net asset value, beginning of period                                                         $  9.12      $  9.52      $ 10.00
                                                                                             -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  0.75      $  0.75      $  0.27
 Net realized and unrealized gain (loss) on investments and foreign currency transactions      (0.26)       (0.39)       (0.48)
                                                                                             -------      -------      -------
  Net increase (decrease) from investment operations                                         $  0.49      $  0.36      $ (0.21)
Distributions to shareowners:
 Net investment income                                                                         (0.65)       (0.76)       (0.27)
 Tax return of capital                                                                         (0.07)           -            -
                                                                                             -------      -------      -------
Net increase (decrease) in net asset value                                                   $ (0.23)     $ (0.40)     $ (0.48)
                                                                                             -------      -------      -------
Net asset value, end of period                                                               $  8.89      $  9.12      $  9.52
                                                                                             -------      -------      -------
Total return*                                                                                   5.47%        3.93%       (2.09)%
Ratio of net expenses to average net assets+                                                    0.77%        0.80%        0.93%**
Ratio of net investment income to average net assets+                                           8.11%        8.06%        7.99%**
Portfolio turnover rate                                                                           44%          74%          61%**
Net assets, end of period (in thousands)                                                     $ 9,697      $ 9,007      $ 6,481
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   2.19%        2.23%        5.72%**
 Net investment income                                                                          6.69%        6.63%        3.20%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   0.75%        0.75%        0.89%**
 Net investment income                                                                          8.13%        8.11%        8.03%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
 +Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/02
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund

                                                                                            Year Ended
                                                                                              9/30/02
CLASS B
Net asset value, beginning of period                                                         $  8.85
                                                                                             -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  0.60
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       0.03
                                                                                             -------
  Net increase (decrease) from investment operations                                         $  0.63
Distributions to shareowners:
 Net investment income                                                                         (0.62)
 Tax return of capital                                                                             -
                                                                                             -------
Net decrease in net asset value                                                              $  0.01
                                                                                             -------
Net asset value, end of period                                                               $  8.86
                                                                                             -------
Total return*                                                                                   7.19%
Ratio of net expenses to average net assets+                                                    1.74%
Ratio of net investment income to average net assets+                                           6.36%
Portfolio turnover rate                                                                           34%
Net assets, end of period (in thousands)                                                     $19,601
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   2.70%
 Net investment income                                                                          5.38%
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   1.73%
 Net investment income                                                                          6.35%

                                                                                                                        4/15/99
                                                                                            Year Ended   Year Ended       to
                                                                                              9/30/01      9/30/00      9/30/99
CLASS B
Net asset value, beginning of period                                                         $  9.11      $  9.56      $ 10.00
                                                                                             -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  0.70      $  0.68      $  0.23
 Net realized and unrealized gain (loss) on investments and foreign currency transactions      (0.26)       (0.40)       (0.44)
                                                                                             -------      -------      -------
  Net increase (decrease) from investment operations                                         $  0.44      $  0.28      $ (0.21)
Distributions to shareowners:
 Net investment income                                                                         (0.63)       (0.73)       (0.23)
 Tax return of capital                                                                         (0.07)           -            -
                                                                                             -------      -------      -------
Net decrease in net asset value                                                              $ (0.26)     $ (0.45)     $ (0.44)
                                                                                             -------      -------      -------
Net asset value, end of period                                                               $  8.85      $  9.11      $  9.56
                                                                                             -------      -------      -------
Total return*                                                                                   4.85%        3.05%       (2.10)%
Ratio of net expenses to average net assets+                                                    1.43%        1.52%        1.74%**
Ratio of net investment income to average net assets+                                           7.44%        7.31%        7.07%**
Portfolio turnover rate                                                                           44%          74%          61%**
Net assets, end of period (in thousands)                                                     $ 7,294      $ 6,826      $ 5,689
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   2.85%        2.96%        6.21%**
 Net investment income                                                                          6.02%        5.87%        2.60%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   1.41%        1.47%        1.70%**
 Net investment income                                                                          7.46%        7.36%        7.11%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
 +Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/02
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund

                                                                                            Year Ended   Year Ended
                                                                                              9/30/02      9/30/01
CLASS C
Net asset value, beginning of period                                                         $  8.82      $  9.06
                                                                                             -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  0.61      $  0.79
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       0.02        (0.35)
                                                                                             -------      -------
  Net increase (decrease) from investment operations                                         $  0.63      $  0.44
Distributions to shareowners:
 Net investment income                                                                         (0.62)       (0.61)
 Tax return of capital                                                                             -        (0.07)
                                                                                             -------      -------
Net decrease in net asset value                                                              $  0.01      $ (0.24)
                                                                                             -------      -------
Net asset value, end of period                                                               $  8.83      $  8.82
                                                                                             -------      -------
Total return*                                                                                   7.22%        4.93%
Ratio of net expenses to average net assets+                                                    1.78%        1.34%
Ratio of net investment income to average net assets+                                           6.13%        7.45%
Portfolio turnover rate                                                                           34%          44%
Net assets, end of period (in thousands)                                                     $19,165      $ 1,724
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   2.73%        2.63%
 Net investment income (loss)                                                                   5.16%        6.16%
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   1.75%        1.31%
 Net investment income                                                                          6.15%        7.48%

                                                                                                             4/15/99
                                                                                            Year Ended         to
                                                                                              9/30/00        9/30/99
CLASS C
Net asset value, beginning of period                                                         $  9.52       $   10.00
                                                                                             -------       ---------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  0.62       $    0.27
 Net realized and unrealized gain (loss) on investments and foreign currency transactions      (0.36)          (0.47)
                                                                                             -------       ---------
  Net increase (decrease) from investment operations                                         $  0.26       $   (0.20)
Distributions to shareowners:
 Net investment income                                                                         (0.72)          (0.28)
 Tax return of capital                                                                             -               -
                                                                                             -------       ---------
Net decrease in net asset value                                                              $ (0.46)      $   (0.48)
                                                                                             -------       ---------
Net asset value, end of period                                                               $  9.06       $    9.52
                                                                                             -------       ---------
Total return*                                                                                   2.82%          (2.04)%
Ratio of net expenses to average net assets+                                                    1.80%           1.49%**
Ratio of net investment income to average net assets+                                           6.97%           6.65%**
Portfolio turnover rate                                                                           74%             61%**
Net assets, end of period (in thousands)                                                     $   793       $     554
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   3.24%          12.65%**
 Net investment income (loss)                                                                   5.53%          (4.51)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   1.75%           1.45%**
 Net investment income                                                                          7.02%           6.69%**

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
 +Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on January 5, 1999 and commenced operations on April 15, 1999. Prior to April 15, 1999 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there is no other readily available valuation method are valued at their fair values as determined by, or under the direction of the board of trustees. Principal amounts of mortgage-backed securities are adjusted for monthly

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    paydowns. Market discount and premium are accreted or amortized daily. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes witheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, will require investment companies to amortize premiums and discounts on fixed income securities. The Fund currently amortizes premiums and discounts on fixed income securities. Accordingly, the adoption of the Guide will have no significant effect on the Fund's financial statements.

    The Fund's investments in foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/02                              (continued)
--------------------------------------------------------------------------------

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions paid during the years ended September 30, 2002, and 2001 were as follows.

-------------------------------------------------------------------------------
                                   2002            2001
                              -------------   -------------
Distributions paid from:
   Ordinary income            $2,226,826      $1,165,987
   Long-term capital gain             --              --
                              ----------      ----------
                              $2,226,826      $1,165,987
                              ----------      ----------
   Return of capital          $       --      $  141,615
                              ----------      ----------
       Total                  $2,226,826      $1,307,602
-------------------------------------------------------------------------------

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The following shows components of distributable earnings on a federal income tax basis at September 30, 2002. These amounts do not include the capital loss carryforward.

-------------------------------------------------------------------------------
                                         2002
                                    -------------
  Undistributed ordinary income     $ 175,273
  Undistributed long-term gain             --
  Unrealized depreciation            (922,031)
                                    ---------
  Total                             $(746,758)
-------------------------------------------------------------------------------

    The difference between book basis and tax-basis unrealized depre ciation is attributable to the tax deferral of losses on wash sales.

    At September 30, 2002, the Fund reclassified $88,355 from accumulated net realized loss on investments and foreign currency transactions to distributions in excess of net investment income. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and an wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned $18,286 in underwriting commissions on the sale of Fund shares during the year ended September 30, 2002.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/02                              (continued)
--------------------------------------------------------------------------------

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Securities Lending

    The Fund lends securities in the Portfolio to certain broker dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loan securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $100 million; 0.70% of the next $400 million; and 0.65% of the next $500 million; and 0.60% on the assets over $1 billion.

Prior to January 28, 2002, PIM had agreed not to impose a portion of its management fee to the extent necessary to reduce Strategic Income Fund's fee from 1.00% to 0.75% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2002, $12,328 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $19,713 in transfer agent fees payable from PIMSS at September 30, 2002.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $36,362, in distribution fees payable to PFD at September 30, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/02                              (continued)
--------------------------------------------------------------------------------

imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2002, CDSCs in the amount of $31,175 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2002, the Fund's expenses were reduced by $2,879 under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2002, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. For year ended September 30, 2002 there was no such arrangements.

7. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Fund (the "Fund") as of September 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2001 and financial highlights for each of the three years in the period ended September 30, 2001 were audited by other auditors who have ceased operations and whose report dated November 5, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 8, 2002

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds
      United States
      Pioneer Core Equity Fund**
      (formerly Pioneer Tax
      Managed Fund)
      Pioneer Growth Shares
      Pioneer Mid Cap Growth Fund
      Pioneer Mid Cap Value Fund
      Pioneer Small Company Fund
      Pioneer Small Cap Value Fund

      International/Global
      Pioneer Emerging Markets Fund
      Pioneer Europe Fund
      Pioneer Europe Select Fund
      Pioneer International Equity Fund
      Pioneer International Value Fund

      Sector Funds
      Pioneer Real Estate Shares

      Growth and Income Funds
      Pioneer Fund
      Pioneer Balanced Fund
      Pioneer Equity Income Fund
      Pioneer Value Fund

      Income Funds
      Taxable
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Strategic Income Fund

      Tax-Free
      Pioneer Tax-Free Income Fund

      Money Market Fund
      Pioneer Cash Reserves Fund*

 *An investment in the Fund is not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

**Name change effective May 1, 2002.

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------

Name, Age and Address           Position Held              Term of Office/Length of Service
 John F. Cogan, Jr. (76)*       Chairman of the Board,     Trustee since 1988.
                                Trustee and President      Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.
--------------------------------------------------------------------------------------------------
 Daniel T. Geraci (45)**        Trustee and                Trustee since October, 2001.
                                Executive Vice President   Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------
Name, Age and Address           Position Held              Term of Office/Length of Service
Mary K. Bush (54)               Trustee                    Trustee since 1997.
4201 Cathedral Avenue, NW,                                 Serves until retirement or removal.
Washington, DC, 20016
--------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (75)    Trustee                    Trustee since 1992.
Boston University Healthcare                               Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
--------------------------------------------------------------------------------------------------
Margaret B.W. Graham (55)       Trustee                    Trustee since 1990.
1001 Sherbrooke Street West,                               Serves until retirement or removal.
Montreal, Quebec, Canada
--------------------------------------------------------------------------------------------------
Marguerite A. Piret (54)        Trustee                    Trustee since 1988.
One Boston Place, 26th Floor,                              Serves until retirement or removal.
Boston, MA 02108
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years         Other Directorships Held
Deputy Chairman and a Director of Pioneer           Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and Of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)
-------------------------------------------------------------------------------------------------
Director and CEO - US of PGAM since                 None
November 2001; Director, Chief Executive
Officer and President of PIM-USA since October
2001; Director of Pioneer Investment
Management Shareholder Services, Inc. since
October 2001; President and a Director of
Pioneer Funds Distributor, Inc. (PFD) and
Pioneer International Corporation since October
2001; Executive Vice President of all of the
Pioneer Funds since October 2001; President of
Fidelity Private Wealth Management Group from
2000 through October 2001; and Executive
Vice President - Distribution and Marketing of
Fidelity Investments Institutional Services and
Fidelity Investments Canada Ltd. prior to 2000
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years         Other Directorships Held
President, Bush & Co. (international financial      Director and/or Trustee of Brady Corporation
advisory firm)                                      (industrial identification and specialty coated
                                                    material products manufacturer), Mastec Inc.
                                                    (communications and energy infrastructure),
                                                    Mortgage Guaranty Insurance Corporation, R.J.
                                                    Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                    Student Loan Marketing Association
                                                    (secondary marketing of student loans)
-------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care      None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University
-------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc.         None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
-------------------------------------------------------------------------------------------------
President, Newbury, Piret & Company, Inc.           Director, Organogenesis Inc. (tissue
(merchant banking firm)                             engineering company)
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------

Name, Age and Address       Position Held        Term of Office/Length of Service
Stephen K. West (73)       Trustee               Trustee since 1993.
125 Broad Street,                                Serves until retirement or removal.
New York, NY 10004
----------------------------------------------------------------------------------------
John Winthrop (66)         Trustee               Trustee since 1988.
One North Adgers Wharf,                          Serves until retirement or removal.
Charleston, SC 29401

----------------------------------------------------------------------------------------
FUND OFFICERS
----------------------------------------------------------------------------------------

Name, Age and Address       Position Held         Term of Office/Length of Service
Joseph P. Barri (55)       Secretary              Since 1988.
                                                  Serves at the discretion of Board.
----------------------------------------------------------------------------------------
Dorothy E. Bourassa (54)   Assistant Secretary    Since November, 2000.
                                                  Serves at the discretion of Board.
----------------------------------------------------------------------------------------
Vincent Nave (57)          Treasurer              Since November, 2000.
                                                  Serves at the discretion of Board.
----------------------------------------------------------------------------------------
Luis I. Presutti (37)      Assistant Treasurer    Since November, 2000.
                                                  Serves at the discretion of Board.
----------------------------------------------------------------------------------------
Gary Sullivan (44)         Assistant Treasurer    Since May, 2002.
                                                  Serves at the discretion of Board.
----------------------------------------------------------------------------------------
Alan Janson (31)           Assistant Treasurer    Since July, 2002.
                                                  Serves at the discretion of the Board.

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                        Other Directorships Held
Of Counsel, Sullivan & Cromwell (law firm)                         Director, Dresdner RCM Global
                                                                   Strategic Income Fund, Inc. and
                                                                   The Swiss Helvetia Fund, Inc.
                                                                   (closed-end investment
                                                                   companies), VESCAP PLC
                                                                   (investment managers) and First
                                                                   ING Life Insurance Company of
                                                                   New York
---------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                               Director of NUI Corp. (energy
(private investment firm)                                          sales, services and distribution)

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                        Other Directorships Held
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer        None
Funds
---------------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President - Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000; Vice President
and Assistant General Counsel, First Union Corporation from
December 1996 through March 1998
---------------------------------------------------------------------------------------------------
Vice President - Fund Accounting and Custody Services of           None
Pioneer (Manager from September 1996 to February 1999);
and Treasurer of all of the Pioneer Funds (Assistant
Treasurer from June 1999 to November 2000)
---------------------------------------------------------------------------------------------------
Assistant Vice President - Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
---------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting. Administration            None
and Custody Services of Pioneer since 1997; and Assistant
Treasurer of all of the Pioneer Funds since May 2002
---------------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information Technology - Fund          None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002. Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002. Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your financial advisor, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For more information on other Pioneer mutual funds, including charges and expenses, call 800-225-6292 and request a prospectus. Please read it carefully before investing or sending money.


[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12374-00-1102
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC
                                      [recycle symbol] Printed on Recycled Paper